                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          July 25, 2001
                                                --------------------------------


                             WEBLINK WIRELESS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Chapter)


                                    DELAWARE
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                 (State of Other Jurisdiction of Incorporation)


         0-28196                                          75-2575229
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(Commission File Number)                       (IRS Employer Identification No.)


3333 Lee Parkway, Suite 100, Dallas, Texas                             75219
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(Address of Principal Executive Offices)                             (Zip Code)


                                  214-765-4000
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              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  OTHER EVENTS

         On July 20, 2001, WebLink Wireless, Inc. (the "Registrant") issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein announcing that Registrant had won approval of the U.S. Bankruptcy Court of $15 million in debtor-in-possession financing. Copies of the principal financing agreements signed by Registrant, its subsidiaries and the lenders are attached as Exhibits 99.2 through 99.5. Borrowings under the financing are subject to satisfaction of the conditions set forth in Sections 4 and 5 of the Debtors-In-Possession Credit Agreement attached hereto as Exhibit 99.2.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.   Description

   99.1       Press Release dated July 20, 2001

   99.2       Debtor-In-Possession Credit Agreement dated July 18, 2001

   99.3       Security Agreement dated July 18, 2001

   99.4       Pledge Agreement dated July 18, 2001

   99.5       Subsidiary Guaranty dated July 18, 2001

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WEBLINK WIRELESS, INC.



                                      By:    /s/ Frederick G. Anderson
                                             -----------------------------------
                                      Name:  Frederick G. Anderson
                                      Title: Vice President, General Counsel and
                                             Secretary


Date: July 25, 2001


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                               INDEX TO EXHIBITS


EXHIBIT
  NO.         DESCRIPTION
--------      -----------
   99.1       Press Release dated July 20, 2001

   99.2       Debtor-In-Possession Credit Agreement dated July 18, 2001

   99.3       Security Agreement dated July 18, 2001

   99.4       Pledge Agreement dated July 18, 2001

   99.5       Subsidiary Guaranty dated July 18, 2001